UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 3, 2012
POTASH AMERICA, INC.
(Exact name of registrant as specified in its charter)
Nevada	333-150775	41-2247537
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8th Floor – 200 South Virginia Street, Reno, Nevada		89501
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(775) 398-3019
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

Effective December 31, 2011, our company granted an aggregate of 115,000 stock options to advisors and consultants of our company to purchase an aggregate of 115,000 shares of our common stock at an exercise price of $1.00 for a period of three (3) years. These securities were issued to three (3) individuals pursuant to an exemption from registration relying on Section 4(2) of the Securities Act of 1933.

Effective December 31, 2011, our company issued an aggregate of 190,000 restricted shares of our common stock at a value of $0.0001 per share to our directors, Alan Brass and Norman Marcus, as well as to advisors and consultants to our company. These shares were issued to five (5) individuals pursuant to an exemption from registration relying on Section 4(2) of the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POTASH AMERICA, INC.
/s/ Barry Wattenberg
Barry Wattenberg
President and Director

Date:	January 3, 2012